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                                                                  Exhibit   23.1




                   CONSENT OF KPMG LLP, INDEPENDENT AUDITORS




We consent to the use of our report incorporated by reference herein, and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG LLP

San Francisco, California
July 1, 2002